Trade Receivables, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Jun. 30, 2022	Jun. 30, 2021
Trade Receivables, Net
Trade receivables	$ 175,861	$ 101,064	$ 115,618
Allowances for Doubtful Accounts	(311)	(557)	(1,145)
Sales returns reserve, net	(3,100)	(1,898)	(2,975)
Customer Rebate and Discount Reserve	(1,599)	90	(166)
Total Allowances	(5,010)	(2,366)	(4,286)
Trade Receivables, Net	$ 170,851	$ 98,699	$ 111,332